[Front Cover]

[Background picture of scales]

COLONIAL HIGH YIELD SECURITIES FUND Annual report

December 31, 1997

                          ------------------------------
                           Not FDIC    May Lose Value
                           Insured    No Bank Guarantee
                          ------------------------------

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                 COLONIAL HIGH YIELD SECURITIES FUND HIGHLIGHTS

                      JANUARY 1, 1997 - DECEMBER 31, 1997

Investment Objective: Colonial High Yield Securities Fund seeks high current income and total return by investing primarily in lower rated corporate debt securities.

The Fund is Designed to Offer:
[checkmark] High current income and total return potential
[checkmark] Diversification and thorough credit analysis
[checkmark] Management by experienced high yield specialists

Portfolio Manager Commentary: "The high yield market benefited from well-balanced economic growth coupled with low inflation. As a result of our value-oriented investment approach and strong market, the Fund delivered above-average performance relative to its peers with below-average levels of volatility during the past 12 months. As we look to 1998, we see a favorable environment of modest interest rates, slowing growth and strong demand for high
yield bonds."                                                 -- Andrea Feingold

                Colonial High Yield Securities Fund Performance

                                               Class A   Class B  Class C(1)
Inception dates                                10/21/71  6/8/92    1/15/96
--------------------------------------------------------------------------------
Distributions declared per share                $0.612   $0.559    $0.564
--------------------------------------------------------------------------------
SEC yields on December 31, 1997(2)                7.72%    7.34%     7.49%
--------------------------------------------------------------------------------
12-month total returns, assuming reinvestment    13.87%   13.03%    13.11%
of all distributions and no sales charge or
contingent deferred sales charge (CDSC)
--------------------------------------------------------------------------------
Net asset value per share on December 31, 1997   $7.23    $7.23     $7.23

(1) Effective July 1, 1997, Class D shares were redesignated Class C shares.
(2) The 30-day SEC yields on December 31, 1997, reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Top Five Holdings By Issuer
(as of 12/31/97)
 ....................................
Cablevision Systems, Corp ..... 3.8%
Nextel Communications ......... 3.4%
Time Warner, Inc. ............. 3.2%
Echostar Communications ....... 3.2%
U.S. Air, Inc. ................ 2.4%

Top Five Bond Sectors
(as of 12/31/97)
 ....................................
Manufacturing ................ 18.9%
Trans., Elec., Gas
 & Sanitation Services ....... 15.0%
Hotels/Gaming ................. 8.3%
Telecommunications ............ 6.9%
Cable ......................... 6.1%

Portfolio holdings and sector breakdowns are calculated as a percentage of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these portfolio holdings and sector breakdown. Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) as published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon Colonial's defined criteria as used in the investment process.

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                                       2

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[Picture of Harold W. Cogger]

                              PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

I am pleased to present the annual report for Colonial High Yield Securities Fund. This report reflects on the investment environment for the 12 months ended December 31, 1997, and on the performance of your Fund.

During the past 12 months, economic growth and low inflation provided a favorable environment for the equity market and, in turn, the high yield bond market that derives much of its strength from corporate earnings. In general, high yield bonds tend to perform better in an environment of economic expansion, low inflation and low unemployment.

Indeed, the high yield bond market performed extremely well in this favorable environment. It successfully weathered a correction in the stock market in the Fall and, at times, was less volatile than government securities. New issues were readily absorbed, and default rates were at historic lows of less than 2%.

A combination of factors -- rising employment rates, steady growth in personal income and consumer spending -- continue to provide a firm foundation for a continuation of the current economic expansion.

Of course, we continue to seek income plus price appreciation through our value-oriented investment strategy. Our team of analysts meets with the management of companies whose securities are held in our portfolio on an ongoing basis to thoroughly review each company's financial position, assess its value and review its risk/return potential. We focus on earnings momentum and emphasize the upper end of the quality spectrum. To reduce risk, the portfolio is broadly diversified in more than 100 issues from a broad range of sectors.

The following pages of this report provide you with a closer look at your Fund's performance, as well as the portfolio manager's investment strategy.

We appreciate your continued confidence in the Fund and thank you for giving us the opportunity to serve your investment needs.

Respectfully,

/s/ Harold W. Cogger
    -----------------

Harold W. Cogger
President
February 9, 1998

Because market conditions change frequently, there can be no assurance that the trends described here will continue, come to pass or affect Fund performance.

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                          PORTFOLIO MANAGEMENT REPORT

Andrea Feingold is portfolio manager of Colonial High Yield Securities Fund. Ms. Feingold is vice president of Colonial Management Associates, Inc. and is a chartered financial analyst.

High yield bonds continued to benefit from the economy

During the past 12 months, high yield corporate bonds benefited from the growing economy and performed extremely well. Issuing companies were able to refinance at relatively low interest rates, while the high yield market drew much of its strength from the resulting cash flow and liquidity of these companies. Credit quality among high yield bonds remains solid, with default rates at historic lows of less than 2%.

Fund beats benchmark while keeping volatility low

For the 12 months ended December 31, 1997, the total return for Class A shares, based on net asset value, was 13.87%. In comparison, the CS First Boston High Yield Index, an unmanaged benchmark, returned 12.63%. In addition, as of December 31, 1997, the 30-day SEC yield for Class A shares was 7.72%. The Fund achieved these attractive returns without undue levels of volatility.

The portfolio remains single B quality

We continued to focus on single B issues -- the mid-quality segment of the high yield market. Because of the low default rate among high yield securities, we felt no need to move into the higher quality range of the market. At the same time, there was little added reward for taking on the increased risk of the lower end of the high yield market.

Telecommunications offers value
To take advantage of the merger and acquisitions occurring in the telecommunications industry, 6.1% of the portfolio currently is invested in bonds in the cable television industry. The market position and strength of many of our telecommunication holdings makes them likely acquisition targets. Mergers and acquisitions boost the performance of the Fund because the price of the high yield bond rises to reflect the stronger financial resources of the new owner. During the past year, the Fund benefited from mergers and/or acquisitions in the telecommunications sector including Orion, Brooks Fiber and Shared Technology.

The portfolio also held a significant position (over 8%) in the gaming and hotel sectors. We favored gaming establishments in noncompetitive environments. The large multi-jurisdictional operator Grand Casinos, is a prime example. The Fund also benefited from Harrah's Entertainment, Inc.'s acquisition of Showboat, Inc.

Outlook is positive for 1998

We expect the economy to continue to grow in the coming year, but the rate of growth could slow substantially. As a result, we had taken steps to reduce our exposure to holdings of companies whose success is tied to market cycles, such as paper companies. At the end of the period, we realized a profit in the energy sector and enhanced the quality of the limited number of cyclical holdings we chose to keep in the portfolio. In turn, we increased our holdings in companies relatively insulated from economic cycles, such as supermarkets, which accounted for nearly 5% of the portfolio.

--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
Overall, our outlook for the coming year is extremely positive. We believe the demand for high yield bonds will be strong as more companies look to refinance debt. In addition, we see even further demand from insurance companies who now have access to products that enable them to use high yield debt.

           Colonial High Yield Securities Fund Investment Performance
                    vs. the CS First Boston High Yield Index
              Change in Value of $10,000 from 12/31/87 - 12/31/97
                    Based on NAV and POP for Class A Shares

[Mountain Chart Plot Points]

          FIRST BOSTON      NAV           POP

12/31/87   $10,000       $10,000       $ 9,525
 3/31/88    10,569        10,588        10,085
 6/30/88    10,924        10,926        10,407
 9/30/88    11,116        11,155        10,625
12/31/88    11,365        11,300        10,763
 3/31/89    11,564        11,495        10,949
 6/30/89    11,981        11,816        11,255
 9/30/89    11,733        11,678        11,123
12/31/89    11,410        11,307        10,769
 3/31/90    11,115        10,768        10,256
 6/30/90    11,753        11,300        10,763
 9/30/90    10,690        10,130         9,649
12/31/90    10,682         9,627         9,170
 3/31/91    12,660        11,096        10,569
 6/30/91    13,599        12,144        11,567
 9/30,91    14,640        13,113        12,491
12/31/91    15,356        13,851        13,194
 3/31/92    16,613        15,267        14,542
 6/30/92    17,021        15,817        15,066
 9/30/92    17,635        16,533        15,747
12/31/92    17,914        16,781        15,984
 3/31/93    19,163        17,824        16,977
 6/30/93    19,907        18,760        17,869
 9/30/93    20,401        19,106        18,199
12/31/93    21,301        20,085        19,131
 3/31/94    21,074        20,135        19,179
 6/30/94    20,770        20,007        19,057
 9/30/94    21,102        20,057        19,105
12/31/94    21,093        20,017        19,066
 3/31/95    22,086        20,867        19,876
 6/30/95    23,366        21,933        20,891
 9/30/95    24,068        22,681        21,604
12/31/95    24,760        23,548        22,430
 3/31/96    25,296        23,964        22,826
 6/30/96    25,695        24,287        23,133
 9/30/96    26,660        25,539        24,326
12/31/96    27,835        26,424        25,169
 3/31/97    28,246        26,690        25,423
 6/30/97    29,465        28,065        26,732
 9/30/97    30,851        29,509        28,108
12/31/97    31,350        30,090        28,661


A hypothetical $10,000 investment in Class B shares made at inception, June 8, 1992 at net asset value (NAV) would have been valued at $18,358 on December 31, 1997. The same investment after deducting the applicable contingent deferred sales charge (CDSC) would have grown to $18,258 on December 31, 1997. A $10,000 investment in Class C shares made at inception, January 15, 1996 at NAV would have been valued at $12,505 on December 31, 1997. The CS First Boston High Yield Index is an unmanaged index that tracks the performance of high yield bonds. Unlike mutual funds, indexes are not investments, do not incur fees or expenses and it is not possible to invest in an index.

                          Average Annual Total Returns
                            As of December 31, 1997
--------------------------------------------------------------------------------
                  Class A Shares   Class B Shares         Class C Shares(1)
Inception           10/21/71(2)        6/8/92                 1/15/96
                  NAV      POP     NAV     w/CDSC         NAV     w/CDSC
--------------------------------------------------------------------------------
1 year           13.87%   8.46%   13.03%    8.03%        13.11%   12.11%
--------------------------------------------------------------------------------
5 years          12.39   11.30    11.56    11.30           --       --
--------------------------------------------------------------------------------
10 years/Life    11.65   11.10    11.52    11.41         12.05    12.05
--------------------------------------------------------------------------------

(1) Effective July 1, 1997 Class D shares were redesignated Class C shares.

(2) Colonial High Yield Securities Fund adopted its current investment policies on 3/31/80.

Past performance cannot predict future results.

Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value
(NAV) returns do not include sales charges or CDSC. Public offering price (POP) returns include the maximum sales charge of 4.75%. The applicable CDSC for Class B shares is 5% for one year, 2% for five years and 1% since inception. The CDSC for Class C shares is 1% for 1 year.

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                                       5

                              INVESTMENT PORTFOLIO
                        DECEMBER 31, 1997 (IN THOUSANDS)


CORPORATE FIXED INCOME BONDS & NOTES - 85.5%                PAR         VALUE
-------------------------------------------------------------------------------
CONSTRUCTION - 1.7%
   Building Construction
   Falcon Building Products Co., Inc.,
   stepped coupon, (10.500% 06/15/02)
                                     (a)    06/15/07      $ 8,950     $ 5,929
   Kevco, Inc.,
                                   10.375%  12/01/07(b)     1,500       1,530
   Nortek, Inc.,
                                    9.875%  03/01/04       11,400      11,656
                                                                  ------------
                                                                       19,115
                                                                  ------------

 ..............................................................................
MANUFACTURING - 32.8%
   Chemicals & Allied Products - 5.4%
   Climachem, Inc.,
                                   10.750%  12/01/07(b)     2,000       2,060
   Hydrochem Industrial Services, Inc.
                                   10.375%  08/01/07        3,225       3,354
   LaRoche Industries, Inc.,
                                    9.500%  09/15/07(b)     7,500       7,425
   PCI Chemicals Canada, Inc.,
                                    9.250%  10/15/07(b)     1,250       1,256
   Revlon Consumer Products Corp.,
                                   10.500%  02/15/03       12,000      12,660
   Sterling Chemicals, Inc.:
                                   11.250%  04/01/07        2,000       2,000
                                   11.750%  08/15/06       16,000      16,560
   Texas Petrochemical Corp.,
                                   11.125%  07/01/06       11,500      12,363
   Trans Resources, Inc.,
                                   11.875%  07/01/02        4,000       4,270
                                                                  ------------
                                                                       61,948
                                                                  ------------

   Electronic & Electrical Equipment - 3.4%
   Amphenol Corp.,
                                    9.875%  05/15/07       12,080      12,865
   L-3 Communications Corp.,
                                   10.375%  05/01/07        2,250       2,436
   Unisys Corp.,
                                   11.750%  10/15/04       20,000      22,900
                                                                  ------------
                                                                       38,201
                                                                  ------------

                     Investment Portfolio/December 31, 1997
------------------------------------------------------------------------------

Fabricated Metal - 1.1%
Euramax International PLC,
                                   11.250%  10/01/06(c)   $ 9,000     $ 9,743
Renco Metals, Inc.,
                                   11.500%  07/01/03        3,000       3,180
                                                                  ------------
                                                                       12,923
                                                                  ------------

Food & Kindred Products - 0.6%
Pilgrim's Pride Corp.,
                                   10.875%  08/01/03        1,600       1,688
Sun World International Corp.,
                                   11.250%  04/15/04        4,350       4,676
                                                                  ------------
                                                                        6,364
                                                                  ------------

Machinery & Computer Equipment - 0.8%
IMO Industries, Inc.,
                                   11.750%  05/01/06        8,530       9,426
                                                                  ------------

Measuring & Analyzing Instruments - 0.5%
Intertek Finance PLC,
                                   10.250%  11/01/06        5,625       5,906
                                                                  ------------

Miscellaneous Manufacturing - 2.5%
AEI Holding Co.,
                                   10.000%  11/15/07(b)     8,650       8,909
Koppers Industries, Inc.,
                                    9.875%  12/01/07(b)     5,975       6,154
Shop Vac Corp.,
                                   10.625%  09/01/03        6,500       7,061
Werner Holding Co.,
                                   10.000%  11/15/07(b)     5,750       5,908
                                                                  ------------
                                                                       28,032
                                                                  ------------

Paper Products - 4.1%
Amscan Holdings, Inc.,
                                   9.875%   12/15/07(b)     3,000       3,068
Gaylord Container Corp.,
                                   9.750%   06/15/07        8,500       8,542
Repap New Brunswick, Inc.:
                                    9.875%  07/15/00        7,240       7,385
                                   10.625%  04/15/05        9,000       8,617
Riverwood International Corp.:
                                   10.625%  08/01/07        9,000       9,090
                                   10.875%  04/01/08        7,000       6,650
Stone Container Corp.,
                                   10.750%  10/01/02        3,000       3,127
                                                                  ------------
                                                                       46,479
                                                                  ------------

                     Investment Portfolio/December 31, 1997
--------------------------------------------------------------------------------
CORPORATE FIXED INCOME BONDS &
NOTES - CONT.                                              PAR         VALUE
--------------------------------------------------------------------------------
MANUFACTURING - CONT.
   Petroleum Refining - 0.5%
   Benton Oil & Gas Co.,
                                    9.375%  11/01/07(b)   $ 5,200     $ 5,317
                                                                  ------------

   Primary Metal - 6.5%
   Algoma Steel, Inc.,
                                   12.375%  07/15/05       14,640      17,056
   Envirosource, Inc.,
                                    9.750%  06/15/03       10,630      10,803
   Insilco Corp.,
                                   10.250%  08/15/07        7,150       7,507
   Ivaco, Inc.,
                                   11.500%  09/15/05        7,500       8,100
   Kaiser Aluminum & Chemical Corp.,
                                   10.875%  10/15/06          500         540
                                   10.875%  10/15/06       15,025      16,227
   Keystone Consolidated Industries, Inc.,
                                    9.625%  08/01/07(b)     6,000       6,030
   Northwestern Steel & Wire,
                                    9.500%  06/15/01        1,000         975
   Weirton Steel Corp.,
                                   11.375%  07/01/04        6,000       6,285
                                                                  ------------
                                                                       73,523
                                                                  ------------

   Printing & Publishing - 0.8%
   American Lawyer Media Holdings:
                                    9.750%  12/15/07(b)     1,500       1,522
    stepped coupon, (12.250% 12/15/02)
                                    (a)     12/15/08(b)     1,500         848
   Hollinger International Publishing, Inc.,
                                    9.250%  03/15/07        6,000       6,330
                                                                  ------------
                                                                        8,700
                                                                  ------------

   Rubber & Plastic - 1.2%
   Applied Extrusion Technologies, Inc.,
                                   11.500%  04/01/02        7,000       7,455
   Berry Plastics Corp.,
                                   12.250%  04/15/04        3,500       3,815
   Burke Industries, Inc.,
                                   10.000%  08/15/07(b)     2,200       2,291
                                                                  ------------
                                                                       13,561
                                                                  ------------

                     Investment Portfolio/December 31, 1997
--------------------------------------------------------------------------------

Stone, Clay, Glass & Concrete - 0.2%
Anchor Glass Container Corp.,
                                   11.250%  04/01/05(b)   $ 2,250     $ 2,452
                                                                  ------------

Textile Mill Products - 0.9%
Collins & Aikman Floor Coverings, Inc.,
                                   10.000%  01/15/07        9,950      10,448
                                                                  ------------

Transportation Equipment - 4.3%
Aftermarket Technology Corp.,
 Series B,
                                   12.000%  08/01/04        4,947       5,491
Collins & Aikman Products Co.,
                                   11.500%  04/15/06       10,000      11,238
Delco Remy International, Inc.,
                                   10.625%  08/01/06(b)     6,975       7,533
Johnstown America Industries, Inc.,
                                   11.750%  08/15/05        7,825       8,568
LDM Technologies, Inc.,
                                   10.750%  01/15/07        9,700      10,573
Venture Holdings Trust,
 Series B,
                                    9.500%  07/01/05        5,000       5,075
                                                                  ------------
                                                                       48,478
                                                                  ------------

 ...............................................................................
MINING & ENERGY - 4.2%
Crude  Petroleum  & Natural  Gas - 0.4%
TransAmerica Energy Corp.,
                                   11.500%  06/15/02(b)     4,475       4,386
                                                                  ------------

Oil & Gas Extraction - 3.4%
Forcenergy, Inc.,
                                    9.500%  11/01/06        3,285       3,490
Magnum Hunter Resources, Inc.,
                                   10.000%  06/01/07       11,650      11,970
Mariner Energy Corp.,
                                   10.500%  08/01/06       11,250      11,813
Petsec Energy, Inc.,
                                    9.500%  06/15/07        6,500       6,671
Santa Fe Energy Resources, Inc.,
                                   11.000%  05/15/04        4,000       4,340
                                                                  ------------
                                                                       38,284
                                                                  ------------

Oil & Gas Field Services - 0.4%
Parker Drilling Corp.,
                                    9.750%  11/15/06        4,000       4,300
                                                                  ------------

                     Investment Portfolio/December 31, 1997
--------------------------------------------------------------------------------
CORPORATE FIXED INCOME BONDS &
NOTES - CONT.                                                 PAR        VALUE
--------------------------------------------------------------------------------
RETAIL TRADE - 5.1%
   Apparel & Accessory  Stores - 0.3%
   William Carter Co.,             10.375%  12/01/06      $ 3,500     $ 3,675
                                                                  ------------

   Food Stores - 4.7%
   Friendly Ice Cream Corp.,
                                   10.500%  12/01/07        7,000       7,088
   Pathmark Stores, Inc.:
                                    9.625%  05/01/03       17,000      15,640
    stepped coupon, (10.750% 11/01/99)
                                     (a)    11/01/03        2,000       1,050
   Ralphs Grocery Co.:
                                   10.450%  06/15/04        8,000       8,990
                                   10.450%  06/15/04        4,000       4,495
   Richmont Marketing Special,
                                   10.125%  12/15/07(b)     5,000       5,075
   Shoppers Food Warehouse Corp.,
                                    9.750%  06/15/04(b)     2,500       2,556
   Star Markets Co.,
                                   13.000%  11/01/04        7,600       8,607
                                                                  ------------
                                                                       53,501
                                                                  ------------

   Home Furnishings & Equipment - 0.1%
   Sealy Mattress Co.,
                                    9.875%  12/15/07(b)     1,000       1,025
                                                                  ------------

 ................................................................................
SERVICES - 10.7%
   Amusement & Recreation - 1.3%
   Grand Casinos,
                                    9.000%  10/15/04(b)     9,000       9,045
   Hollywood Casino Corp.,
                                   12.750%  11/01/03        5,445       5,853
                                                                  ------------
                                                                       14,898
                                                                  ------------

   Business Services - 1.6%
   Ameriserv Food Co.,
                                   10.125%  07/15/07        6,500       6,825
   DecisionOne Corp.,
                                    9.750%  08/01/07        7,250       7,468
   Pierce Leahy Corp.,
                                   11.125%  07/15/06        1,950       2,213

                     Investment Portfolio/December 31, 1997
--------------------------------------------------------------------------------

   Williams Scotsman, Inc.,
                                    9.875%  06/01/07       $ 1,500     $ 1,545
                                                                      ---------
                                                                        18,051
                                                                      ---------

   Hotels, Camps & Lodging - 7.0%
   Aztar Corp.,
                                   13.750%  10/01/04         1,500       1,717
   Eldorado Resorts Corp.,
                                   10.500%  08/15/06        11,020      12,067
   Harvey Casinos Resorts,
                                   10.625%  06/01/06        10,805      11,777
   HMH Properties, Inc.,
                                    9.500%  05/15/05        12,000      12,795
   Horseshoe Gaming LLC,
                                    9.375%  06/15/07(b)      6,000       6,285
   Showboat Marina Partnership,
    Series B,
                                   13.500%  03/15/03         5,000       6,050
   Showboat, Inc.,
                                   13.000%  08/01/09        11,000      13,530
   Wyndham Hotel Corp.,
                                   10.500%  05/15/06        12,500      14,750
                                                                      ---------
                                                                        78,971
                                                                      ---------

   Other Services - 0.8%
   Borg Warner Security Corp.,
                                    9.625%  03/15/07         8,395       8,878
                                                                      --------


 ................................................................................
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY  SERVICES - 31.0%
   Air Transportation - 2.8%
   U.S. Air, Inc.,
                                   10.375%  03/01/13        24,154      27,113
   ValuJet Airlines, Inc.,
                                   10.500%  04/15/01(b)      4,500       4,433
                                                                      --------
                                                                        31,546
                                                                      --------
   Broadcasting - 2.6%
   SFX Broadcasting,
                                   10.750%  05/15/06         6,900       7,573
   Sinclair Broadcast Group, Inc.,
                                   10.000%  09/30/05         4,055       4,298
   Sullivan Broadcasting, Inc.,
                                   10.250%  12/15/05         9,500      10,165
   Young Broadcasting Corp.,
                                   10.125%  02/15/05         7,000       7,385
                                                                      --------
                                                                        29,421
                                                                      --------

                     Investment Portfolio/December 31, 1997
--------------------------------------------------------------------------------
CORPORATE FIXED INCOME BONDS &
NOTES - CONT.                                                  PAR        VALUE
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY  SERVICES - CONT.
   Cable - 10.6%
   Comcast UK Cable Partners Ltd.,
    stepped coupon, (11.200% 11/15/00)
                                     (a)    11/15/07       $ 10,500   $  8,531
   Diamond Cable Communication PLC,
    stepped coupon,  (10.750% 02/15/02)
                                     (a)    02/15/07(c)      13,500      9,180
   Echostar Communications Corp.,
    stepped coupon, (12.875% 06/01/99)
                                     (a)    06/01/04         29,000     26,535
   EchoStar Satellite Broadcasting Corp.,
                                     (a)    03/15/04(b)       4,000      3,360
   Le Groupe Videotron Ltd.,
                                   10.625%  02/15/05(d)      10,000     11,100
   International CableTel, Inc.:
    stepped coupon, (12.750% 04/15/00)
                                     (a)    04/15/05          1,500      1,249
    stepped coupon, (11.500% 02/01/01)
                                     (a)    02/01/06         13,000     10,205
   Marcus Cable Co.:
    stepped coupon, (13.500% 08/01/99)
                                     (a)    08/01/04          8,500      7,841
    stepped coupon, (14.250% 06/15/00)
                                     (a)    12/15/05         13,000     11,212
   Northland Cable,
                                   10.250%  11/15/07(b)      10,325     10,893
   Rogers Cablesystems, Inc.,
                                   10.000%  03/15/05          4,485      4,956
   Telewest Communication PLC,
    stepped coupon, (11.000% 10/01/00)
                                     (a)    10/01/07(c)       6,500      5,054
   TCI  Satellite Entertainment,
                                   10.875%  02/15/07(b)       9,000      9,495
                                                                      --------
                                                                       119,611
                                                                      --------

   Communications - 2.7%
   Adelphia Communications Corp.,
                                    9.875%  03/01/07         15,000     15,975
   Allbritton Communications Co.,
                                    9.750%  11/30/07          9,500      9,714
   Esprit Telecom Group PLC,
                                   11.500%  12/15/07          1,500      1,549

                     Investment Portfolio/December 31, 1997
--------------------------------------------------------------------------------

Intermedia Communication of Florida,
 stepped coupon, (12.500% 05/15/01)
                                      (a)   05/15/06       $ 5,000    $  3,925
                                                                      --------
                                                                        31,163
                                                                      --------

Electric, Gas & Sanitary Services - 0.4%
Allied Waste Industries, Inc.,
 stepped coupon, (11.300% 06/01/02)
                                      (a)   06/01/07         6,000       4,215
                                                                      --------

Gas Services - 1.2%
HS Resources, Inc.,
                                    9.250%  11/15/06        11,000
Midland Cogeneration Venture L.P.,
                                   10.330%  07/23/02         2,164
                                                                      --------
                                                                        13,622
                                                                      --------

Sanitary Services - 1.3%
Allied Waste North America, Inc.,
                                   10.250%  12/01/06        13,435      14,745
                                                                      --------

Telecommunication - 9.4%
Comcast Cellular Corp.,
                                    9.500%  05/01/07         5,000       5,225
GST USA, Inc.,
 stepped coupon, (13.875% 12/15/00)
                                      (a)   12/15/05         6,000       4,605
Mcleod, Inc.,
 stepped coupon, (10.500% 03/01/02)
                                      (a)   03/01/07        15,105      11,027
MetroNet Communications Corp.,
                                   12.000%  08/15/07(b)      1,250       1,441
Nextel Communications, Inc.,
 stepped coupon, (9.750% 02/15/99)
                                      (a)   08/15/04        22,000      19,525
 stepped coupon, (9.750% 10/31/02)
                                      (a)   10/31/07(b)     14,500       8,917
Nextel International,
 stepped coupon, (13.000% 04/15/02)
                                      (a)   04/15/07         6,000       3,480
Orion Network Systems, Inc.,
 stepped coupon, (12.500% 01/15/02)
                                      (a)   01/15/07        12,000       8,910
PriCellular Wireless Corp.,
                                   10.750%  11/01/04         4,000       4,350
                                   14.000%  11/15/01         4,000       4,450

                     Investment Portfolio/December 31, 1997
--------------------------------------------------------------------------------
CORPORATE FIXED INCOME BONDS &
NOTES - CONT.                                                PAR        VALUE
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY  SERVICES - CONT.
   Telecommunication - Cont.
   RCN Corp.,
    stepped coupon, (11.125% 10/15/02)
                                      (a)   10/15/07(b)    $ 4,750    $  2,980
   Sprint Spectrum L.P.,
    stepped coupon, (12.500% 08/15/01)
                                      (a)   08/15/06        24,350      18,993
   Teleport Communications Group, Inc.,
    stepped coupon, (11.125% 07/01/01)
                                      (a)   07/01/07        11,375       9,342
   Teligent, Inc.,
                                   11.500%  12/01/07         3,000       3,008
                                                                      --------
                                                                       106,253
                                                                      --------

TOTAL CORPORATE FIXED INCOME BONDS & NOTES
 (cost of $933,811)                                                    967,418
                                                                      --------

PREFERRED STOCKS - 8.7%                                     SHARES
--------------------------------------------------------------------------------
RETAIL TRADE - 0.1%
   Food Stores
   Supermarkets General Holdings, $3.520                        60         720
                                                                      --------

TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY  SERVICES - 8.6%
   Cable - 7.0%
   Cablevision Systems Corp:
    11.125%, Series M, PIK                                     185      21,518
    11.750%, Series H, PIK                                     176      21,040
   Time Warner, Inc.,
    10.250%, Series M                                           33      36,542
                                                                      --------
                                                                        79,100
                                                                      --------

   Communications - 0.5%
   Nextel Communication,
    13.000%, PIK                                                 5       5,898
                                                                      --------

   Publishing - 0.2% PriMedia, Inc.:
    9.200% (b)                                                  12       1,200
    10.000%                                                     15       1,571
                                                                      --------
                                                                         2,771
                                                                      --------

                     Investment Portfolio/December 31, 1997
--------------------------------------------------------------------------------

   Telecommunication - 0.9%
   Adelphia Communication,
    13.000%, Series B                                       35         $ 4,178
   EchoStar Communications Corp., 12.125% (b)                6           5,775
                                                                      --------
                                                                         9,953
                                                                      --------

TOTAL PREFERRED STOCKS (cost of $90,884)                                98,442
                                                                      --------

COMMON STOCKS - 0.6%
-------------------------------------------------------------------------------
MANUFACTURING - 0.1%
   Chemicals & Allied Products - 0.0%
   Crompton & Knowles Corp.                                 14             377
                                                                      --------

   Food & Kindred Products - 0.1%
   Darling International, Inc. (e)                          52             443
   Dr. Pepper Bottling Company of Texas,
    Series A (e)                                            40             920
                                                                      --------
                                                                         1,363
                                                                      --------

 ...............................................................................
MINING & ENERGY - 0.3%
   Oil & Gas Extraction - 0.1%
   Gulf Canada Resources, Ltd. (e)                         150           1,050
   Pioneer Natural Resources Co.                             7             201
                                                                      --------
                                                                         1,251
                                                                      --------

   Oil & Gas Field Services - 0.2%
   Dawson Production Services, Inc. (e)                     49             843
   Parker Drilling Co.(e)                                  100           1,219
                                                                      --------
                                                                         2,062
                                                                      --------

 ................................................................................
RETAIL TRADE - 0.1%
   Miscellaneous Retail - 0.0%
   Macleod-Stedman, Inc.(e)(f)                             425               4
   Pharmhouse Corp. (e)                                      1               5
                                                                      --------
                                                                             9
                                                                      --------

   Restaurants - 0.0%
   Host Marriott Corp.                                       8             148
                                                                      --------

 ................................................................................
SERVICES - 0.1%
   Amusement & Recreation - 0.1%
   Alliance Gaming Corp.  (e)                              100             487
                                                                      --------

                     Investment Portfolio/December 31, 1997
--------------------------------------------------------------------------------
COMMON STOCKS - CONT.                                       SHARES      VALUE
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICE - CONT.
   Communications - 0.1%
   EchoStar Communications Corp.
    Class A(e)                                               9          $  151
   Intermedia Communication of Florida, Inc.                 1             110
   Nextel Communications, Inc.
    Class A (e)                                             19             493
                                                                      --------
                                                                           754
                                                                      --------

   Electric  Services - 0.0%
   BayCorp Holdings, Ltd. (e)                              (g)             (g)
                                                                      --------

   Gas Services - 0.0%
   United Gas Holdings Corp. (e)                            22             312
                                                                      --------

   Local & Suburban Transit - 0.0%
   Greyhound Lines, Inc., 12.500% Escrow
    Receipt (e)(f)                                           2             (g)
   Greyhound Lines, Inc., 13.000% Escrow
    Receipt (e)(f)                                           1             (g)
                                                                      --------
                                                             3             (g)
                                                                      --------

   Motor Freight & Warehousing - 0.0%
   St. Johnsbury Trucking Co. (e)(f)                        79               1
   Sun Carriers, Inc. (e)(f)                               326               3
                                                                      --------
                                                                             4
                                                                      --------

TOTAL COMMON STOCKS (cost of $6,190)                                     6,767
                                                                      --------

WARRANTS (e) - 0.0%
-----------------------------------------------------------------------------
MANUFACTURING - 0.0%
   Rubber & Plastic
   BPC Holdings Corp.
    expires 04/15/04                                         4              70
                                                                      --------

 .............................................................................
SERVICES - 0.0%
   Health Services - 0.0%
   Wright Medical Technology,
    expires 06/15/03                                         1             144
                                                                      --------

   Hotels, Camps & Lodging - 0.0%
   Capital Gaming International
    expires 02/01/99                                         6             (g)
                                                                      --------

                     Investment Portfolio/December 31, 1997
--------------------------------------------------------------------------------

TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 0.0%
   Communications - 0.0%
   American Telecasting, Inc.
    expires 09/10/00 (b)                                     9      $        1
   Wireless One, Inc.
    expires 10/19/00                                        20             (g)
                                                                    ----------
                                                                             1
                                                                    ----------

   Telecommunications - 0.0%
   MetroNet Communication
    expires 08/15/07 (b)                                     1             (g)
   Nextel Communication
    expires 04/14/07                                         6              15
   Orion Network Systems, Inc.
    expires 01/15/07                                        12             150
                                                                    ----------
                                                                           165
                                                                    ----------

TOTAL WARRANTS (cost of $602)                                              380
                                                                    ----------

TOTAL  INVESTMENTS - 94.8% (cost of $1,031,487)(h)                   1,073,007
                                                                    ----------

SHORT-TERM OBLIGATION - 4.7%                               PAR
--------------------------------------------------------------------------------
 Repurchase  agreement  with ABN Amro  Chicago  Corp.,
 dated 12/31/97  due  01/02/98  at  6.60%  collateralized
 by  U.S. Treasury notes with various maturities to 2016,
 market value $54,962 (repurchase proceeds $53,743)     53,723          53,723
                                                                    ----------


OTHER ASSETS & LIABILITIES, NET - 0.5%                                   5,331
--------------------------------------------------------------------------------

NET ASSETS - 100%                                                   $1,132,061
                                                                    ----------

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

(a) Currently zero coupon. Shown parenthetically is the interest to be paid and the date the Fund will begin accruing this rate.
(b) Security is exempt from registration under Rule 144-A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1997 the value of these securities amounted to $139,170 or 12.3% of net assets.
(c)  This is a British security. Par amount is stated in U.S. dollars.
(d)  This is a Canadian security. Par amount is stated in U.S. dollars.
(e)  Non-income producing.


Notes to investment portfolio continued on following page.

                     Investment Portfolio/December 31, 1997
--------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO - CONT.
--------------------------------------------------------------------------------

(f) The value of this security represents fair value as determined in good faith under the direction of the Trustees.
(g)  Rounds to less than one.
(h)  Cost for federal income tax purposes is $1,031,622.


                    Acronym                         Name
                    -------                    ----------------
                     PIK                        Payment-In-Kind

See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                                DECEMBER 31, 1997

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $1,031,487)                                          $   1,073,007
Short-term obligations                                                                 53,723
                                                                                --------------
                                                                                    1,126,730
Receivable for:
  Interest                                       $      19,620
  Fund shares sold                                       1,909
Other                                                      180                         21,709
                                                  -------------                 --------------
    Total Assets                                                                    1,148,439

LIABILITIES
Payable for:
  Investments purchased                                 15,008
  Distributions                                          1,295
Accrued:
  Deferred Trustees fees                                     9
Other                                                       66
                                                  -------------
    Total Liabilities                                                                  16,378
                                                                                ---------------

NET ASSETS                                                                      $   1,132,061
                                                                                ==============
Net asset value & redemption price per share -
Class A ($600,107/83,041)                                                               $7.23
                                                                                ==============

Maximum offering price per share - Class A
($7.23/0.9525)                                                                          $7.59(a)
                                                                                ==============

Net asset value & offering price per share -
Class B ($513,977/71,125)                                                               $7.23(b)
                                                                                ==============

Net asset value & offering price per share -
Class C ($17,977/2,488)                                                                 $7.23(b)
                                                                                ==============


COMPOSITION OF NET ASSETS
Capital paid in                                                                 $   1,116,551
Undistributed net investment income                                                     1,407
Accumulated net realized loss                                                         (27,417)
Net unrealized appreciation                                                            41,520
                                                                                --------------
                                                                                $   1,132,061
                                                                                ==============


(a)  On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.



See notes to financial statements.

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997


(in thousands)
INVESTMENT INCOME
Interest                                                          $      92,773
Dividends                                                                 7,518
                                                                  --------------
     Total investment income                                            100,291

EXPENSES
Management fee                                   $       6,182
Service fee                                              2,593
Distribution fee - Class B                               3,424
Distribution fee - Class C                                  80
Transfer agent                                           2,915
Bookkeeping fee                                            366
Trustees fee                                                55
Custodian fee                                               69
Audit fee                                                   35
Legal fee                                                    8
Registration fee                                           149
Reports to shareholders                                     24
Other                                                       81
                                                 ----------------
                                                        15,981
Custodian credits earned                                   (69)          15,912
                                                 ---------------- --------------
       Net Investment Income                                             84,379
                                                                  --------------




NET REALIZED & UNREALIZED GAIN ON PORTFOLIO POSITIONS
Net realized gain                                       33,243
Net unrealized appreciation during
 the period                                             12,075
                                                 ----------------
       Net Gain                                                          45,318
                                                                  --------------
Increase in Net Assets from Operations                            $     129,697
                                                                  ==============

                       STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                                Year ended December 31
                                                    -----------------------------------
                                                            1997(a)            1996(b)
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income                               $       84,379        $     73,695
Net realized gain                                           33,243              22,242
Net unrealized appreciation                                 12,075               2,536
                                                    ---------------       -------------
    Net Increase from Operations                           129,697              98,473
Distributions:
From net investment income - Class A                       (48,571)            (43,790)
From net investment income - Class B                       (36,076)            (30,452)
From net investment income - Class C                          (968)               (199)
                                                    ---------------       -------------
                                                            44,082              24,032
                                                    ---------------       -------------
Fund Share Transactions:
Receipts for shares sold - Class A                         256,767             180,185
Value of distributions reinvested - Class A                 22,111              19,557
Cost of shares repurchased - Class A                      (225,980)           (156,993)
                                                    ---------------       -------------
                                                            52,898              42,749
                                                    ---------------       -------------
Receipts for shares sold - Class B                         236,653             170,461
Value of distributions reinvested - Class B                 16,974              14,258
Cost of shares repurchased - Class B                      (170,175)           (135,147)
                                                    ---------------       -------------
                                                            83,452              49,572
                                                    ---------------       -------------
Receipts for shares sold - Class C                          26,798               7,808
Value of distributions reinvested - Class C                    621                 146
Cost of shares repurchased - Class C                       (16,033)             (2,037)
                                                    ---------------       -------------
                                                            11,386               5,917
                                                    ---------------       -------------
    Net Increase from Fund Share Transactions              147,736              98,238
                                                    ---------------       -------------
        Total Increase                                     191,818             122,270
NET ASSETS
Beginning of period                                        940,243             817,973
                                                    ---------------       -------------
End of period (including undistributed net
  investment income of $1,407 and $1,450,
  respectively)                                     $    1,132,061        $    940,243
                                                    ===============       =============


(a)  Class D shares were redesignated Class C shares on July 1, 1997.

(b)  Class C shares (formerly Class D) were initially offered on January 15,
     1996.

     Statement of Changes in Net Assets continued on following page. See notes to financial statements.

                   STATEMENT OF CHANGES IN NET ASSETS - CONT.

                                                          Year ended December 31
                                                    -----------------------------------
                                                        1997(a)               1996(b)
NUMBER OF FUND SHARES
Sold - Class A                                              36,392              26,664
Issued for distributions reinvested - Class A                3,122               2,883
Repurchased - Class A                                      (32,029)            (23,201)
                                                    ---------------       -------------
                                                             7,485               6,346
                                                    ---------------       -------------
Sold - Class B                                              33,503              25,190
Issued for distributions reinvested - Class B                2,396               2,102
Repurchased - Class B                                      (24,160)            (19,949)
                                                    ---------------       -------------
                                                            11,739               7,343
                                                    ---------------       -------------
Sold - Class C                                               3,789               1,153
Issued for distributions reinvested - Class C                   87                  21
Repurchased - Class C                                       (2,263)               (299)
                                                    ---------------       -------------
                                                             1,613                 875
                                                    ---------------       -------------

(a)  Class D shares were redesignated Class C shares on July 1, 1997.

(b)  Class C shares (formerly Class D) were initially offered on January 15,
     1996.

     See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1997


NOTE 1.  ACCOUNTING POLICIES
 ................................................................................
Organization: Colonial High Yield Securities Fund (the Fund), a series of Colonial Trust I, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's investment objective is to seek high current income and total return by investing primarily in lower rated corporate debt securities. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge and Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Effective July 1, 1997, Class D shares were redesignated Class C shares. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional- size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

                 Notes to Financial Statements/December 31, 1997
--------------------------------------------------------------------------------
NOTE 1.  ACCOUNTING POLICIES - CONT.
 ................................................................................
The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

Determination of class net asset values and financial highlights: All income, expenses (other than the Class B and Class C distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

Federal income taxes: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

Interest income, debt discount and premium: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

The value of additional securities received as an interest or dividend payment is recorded as income and as the cost basis of such securities.

Distributions to shareholders: The Fund declares and records distributions daily and pays monthly.

The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Foreign currency transactions: Net realized and unrealized gain (loss) on foreign currency transactions includes gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividend and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

Other: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high

                 Notes to Financial Statements/December 31, 1997
--------------------------------------------------------------------------------

level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.


NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
 ................................................................................
Management fee: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.60% annually of the Fund's average net assets.

Bookkeeping fee: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

Transfer agent: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.25% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

Underwriting discounts, service and distribution fees: Liberty Financial Investments, Inc. formerly Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. For the year ended December 31, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $170,991 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $1,089,053 and $13,303 on Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.60% annually.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Other: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

                Notes to Financial Statements/December 31, 1997
--------------------------------------------------------------------------------
NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES - CONT.
--------------------------------------------------------------------------------
The Fund has an agreement with its custodian bank under which $69,772 of custodian fees have been reduced by balance credits applied during the year ended December 31, 1997. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such agreements.

NOTE 3.  PORTFOLIO INFORMATION
 ................................................................................
Investment  activity:  During the year ended December 31, 1997,  purchases
and  sales  of  investments,   other  than  short-term  obligations,  were
$1,223,218,213 and $1,124,645,274, respectively.

Unrealized appreciation (depreciation) at December 31, 1997, based on cost of investments for federal income tax purposes was:
                     Gross unrealized appreciation      $       48,726,474
                     Gross unrealized depreciation              (7,341,659)
                                                         -------------------
                        Net unrealized appreciation     $       41,384,815
                                                         ===================

Capital  loss   carryforwards:   At  December   31,  1997,   capital  loss
carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                                 Year of          Capital loss
                               expiration         carryforward
                              ------------        ------------
                                  2000             $1,267,000
                                  2002              9,495,000
                                  2003             16,521,000
                                                  ------------
                                                  $27,283,000
                                                  ------------

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

Other: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. LINE OF CREDIT
 ................................................................................
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended December 31, 1997.

                      FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                              Year ended December 31
                                         --------------------------------
                                                      1997
                                        Class A    Class B    Class C (a)
                                        --------   --------   ------------
Net asset value -
   Beginning of period                  $ 6.920    $ 6.920    $ 6.920
                                        --------   --------   --------
INCOME FROM
  INVESTMENT OPERATIONS:
Net investment income                     0.610      0.557      0.562
Net realized and
 unrealized gain                          0.312      0.312      0.312
                                        -------    --------   --------
   Total from Investment
      Operations                          0.922      0.869      0.874
                                        -------    --------   --------
LESS DISTRIBUTIONS
  DECLARED TO SHAREHOLDERS:
From net investment income               (0.612)    (0.559)    (0.564)
                                        -------    --------   --------
Net asset value - End of period         $ 7.230    $ 7.230    $ 7.230
                                        =======    ========   ========
Total return (b)                          13.87%     13.03%     13.11%
                                        =======    ========   ========

RATIOS TO AVERAGE NET ASSETS
Expenses (c)                               1.20%      1.95%      1.85%
Net investment income (c)                  8.53%      7.78%      7.88%
Portfolio turnover                          115%       115%       115%
Net assets at end
of period (000)                       $ 600,107  $ 513,977   $ 17,977


(a)  Class D shares were redesignated Class C shares on July 1, 1997.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) The benefits derived from custody credits and directed brokerage arrangements had an impact of 0.01%. Prior years' ratios are net of benefits received, if any.

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:



                                              Year ended December 31
                                         --------------------------------
                                                      1996
                                        Class A    Class B    Class C (a)
                                        --------   --------   ------------
Net asset value -
   Beginning of period                  $ 6.750    $ 6.750    $ 6.780
                                        --------   --------   --------
INCOME FROM
  INVESTMENT OPERATIONS:
Net investment income                     0.625      0.574      0.554
Net realized and
unrealized gain (loss)                    0.160      0.160      0.130
                                        --------   --------   --------
   Total from Investment
      Operations                          0.785      0.734      0.684
                                        --------   --------   --------
LESS DISTRIBUTIONS
  DECLARED TO SHAREHOLDERS:
From net investment income               (0.615)    (0.564)    (0.544)
In excess of net investment income         --         --         --
                                        --------   --------   --------
   Total Distributions
      Declared to Shareholders           (0.615)    (0.564)    (0.544)
                                        --------   --------   --------
Net asset value - End of period          $6.920     $6.920     $6.920
                                        --------   --------   --------
Total return (b)                          12.21%     11.38%     10.56%(c)
                                        --------   --------   --------

RATIOS TO AVERAGE NET ASSETS
Expenses                                   1.20%(d)   1.95%(d)   1.95%(d)(e)
Net investment income                      9.02%(d)   8.27%(d)   8.27%(d)(e)
Portfolio turnover                          145%       145%       145%
Net assets at end
of period (000)                        $523,065   $411,124    $ 6,054

(a) Class C shares were initially offered on January 15, 1996. Per share amounts reflect activity from that date.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c)  Not annualized.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(e)  Annualized.

                          FINANCIAL HIGHLIGHTS - CONT.






                             Year ended December 31
  ------------------------------------------------------------------------
           1995                      1994                 1993
 Class A        Class B      Class A    Class B    Class A    Class B
---------       -------      -------    -------    -------    -------
   $6.300       $6.300       $6.950     $6.950     $6.400     $6.400
---------       -------      -------    -------    -------    -------


    0.615        0.566        0.599      0.549      0.634      0.585

    0.452        0.452       (0.622)    (0.622)     0.576      0.576
---------       -------      -------    -------    -------    -------

    1.067        1.018       (0.023)    (0.073)     1.210      1.161
---------       -------      -------    -------    -------    -------


   (0.603)      (0.555)      (0.627)    (0.577)    (0.660)    (0.611)
   (0.014)      (0.013)         --         --        --         --
---------       -------      -------    -------    -------    -------

   (0.617)      (0.568)      (0.627)    (0.577)    (0.660)    (0.611)
---------       -------      -------    -------    -------    -------
   $6.750       $6.750       $6.300     $6.300     $6.950     $6.950
=========       =======      =======    =======    =======    =======
    17.65%       16.78%       (0.34)%    (1.09)%    19.69%     18.83%
=========       =======      =======    =======    =======    =======


     1.21%(d)     1.96%(d)     1.23%      1.98%      1.23%      1.98%
     9.14%(d)     8.39%(d)     9.03%      8.28%      9.55%      8.80%
       95%          95%         123%       123%       122%       122%

$ 466,905    $ 351,068    $ 389,791  $ 253,438  $ 440,942  $ 222,536

                        REPORT OF INDEPENDENT ACCOUNTANTS

      TO THE TRUSTEES OF COLONIAL TRUST I AND THE SHAREHOLDERS OF
         COLONIAL HIGH YIELD SECURITIES FUND

     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial High Yield Securities Fund (a series of Colonial Trust I) at December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 1997 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.




PRICE WATERHOUSE LLP
Boston, Massachusetts
February 9, 1998

                    SHAREHOLDER SERVICES AND TRANSFER AGENT

The Transfer Agent for Colonial High Yield Securities Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611


Colonial High Yield Securities Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial High Yield Securities Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objective and operating policies of the Fund.

--------------------------------------------------------------------------------
                                    TRUSTEES

ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation


[Liberty Shield Logo]
LIBERTY FINANCIAL INVESTMENTS, INC. (c) 1998
Distributor for Colonial Funds, Stein Roe Advisor Funds and Newport Funds One Financial Center, Boston, MA 02111-2621

                                                 HY-02/669E-1297 98/154 M (2/98)

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